AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 13, 1997
                                                     REGISTRATION NO. 333-36337

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ---------------

                            AMENDMENT NO. 3 TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ---------------

                                MAIL-WELL, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ---------------

              COLORADO                                84-1250533
   (STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION
   INCORPORATION OR ORGANIZATION)                       NUMBER)

                          23 INVERNESS WAY, SUITE 160
                              ENGLEWOOD, CO 80112
                                (303) 790-8023
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ---------------

                            ROGER WERTHEIMER, ESQ.
                          23 INVERNESS WAY, SUITE 160
                              ENGLEWOOD, CO 80112
                                (303) 790-8023
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                  COPIES TO:
                          HERBERT H. DAVIS III, ESQ.
                    ROTHGERBER, APPEL, POWERS & JOHNSON LLP
                      1200 SEVENTEENTH STREET, SUITE 3000
                            DENVER, COLORADO 80202
                                (303) 623-9000
                               ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: from time to time after this Registration Statement becomes effective.

  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

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

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

  The estimated expenses of the offering (except for SEC registration fees), all of which are to be borne by the Registrant, are as follows:

      Printing Expenses............................................... $ 70,000
      Accounting Fees and Expenses....................................   45,000
      Legal Fees and Expense..........................................   50,000
      SEC Registration Fee............................................   90,910
      Blue Sky Fees...................................................    5,000
      Miscellaneous...................................................    5,000
                                                                       --------
        TOTAL......................................................... $265,910
                                                                       ========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

  Section 7-109-101 et seq. of the Colorado Business Corporation Act ("CBCA") empowers a Colorado corporation to indemnify its directors, officers, employees and agents under certain circumstance, as well as providing for the elimination of personal liability of directors and officers of a Colorado corporation for monetary damages.

  Article V of the Articles of Incorporation of the Registrant reads as follows:

  "The Corporation shall indemnify, to the fullest extent permitted by applicable law in effect from time to time, any person, and the estate and personal representative of any such person, against all liability and expense (including attorneys' fees) incurred by reason of the fact that he or she is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, he or she is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of, or in any similar managerial or fiduciary position of, another domestic or foreign Corporation or other individual or entity or of an employee benefit plan. The Corporation shall also indemnify any person who is serving or has served the Corporation as director, officer, employee, fiduciary, or agent, and that person's estate and personal representative, to the extent and in the manner provided in any bylaw, resolution of the shareholders or directors, contract, or otherwise, so long as such provision is legally permissible."

  Article VI of the Articles of Incorporation of the Registrant reads as follows:

  "There shall be no personal liability of a director to the Corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director, except that said personal liability shall not be eliminated to the Corporation or to the shareholders for monetary damages arising due to any breach of the director's duty of loyalty to the Corporation or to the shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, acts specified in section 7-108-403, C.R.S., or any transaction from which a director derived an improper personal benefit. Notwithstanding any other provisions herein, personal liability of a director shall be eliminated to the greatest extent possible as is now, or in the future, provided for by law. Any repeal or modification of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification."

  The Company has entered into Indemnity Agreements with its directors and certain key officers pursuant to which the Company generally is obligated to indemnify its directors and such officers to the full extent permitted by the CBCA as described above.

  The Company has purchased liability insurance policies covering directors and officers in certain circumstances.

ITEM 16. EXHIBITS

  The following Exhibits are filed as a part of this Registration Statement pursuant to Item 601 of Regulation S-K:

EXHIBIT NO.                                              EXHIBITS
-----------                                              --------
     *1.1    Form of Underwriting Agreement for Equity Securities
    **1.2    Form of Underwriting Agreement for Debt Securities
     *4.1    Form of Senior Subordinated Debt Securities Indenture
    **4.2    Form of Subordinated Debt Securities Indenture
    **4.3    Form of Certificate representing the Common Stock, par value $0.01 per share, of the Company--
             incorporated by reference from exhibit 4.1 to the Company's Amendment No. 1 to Form S-3 filed on October 29, 1997 (Reg. No. 333-35561)
    **4.4    The Company's Articles of Incorporation--incorporated by reference from exhibit 3(i) of the
             Company's Form 10-Q for the quarter ended June 30, 1997
    **4.5    Form of Indenture Supplement relating to Convertible Subordinated Notes
      5.1    Legal Opinion of Rothgerber, Appel, Powers & Johnson LLP
     23.1    Consent of Rothgerber, Appel, Powers & Johnson LLP (Contained in Exhibit 5.1)
   **23.2    Consent of Deloitte & Touche LLP
   **24.1    Power of Attorney
  ***25.1    Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the trustee under the Senior Subordinated Debt Securities Indenture.
   **25.2    Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the trustee under the Subordinated Debt Securities Indenture.

--------
  * To be filed by amendment prior to effectiveness or incorporated by reference from a Current Report on Form 8-K prior to the offering of the securities represented thereby.
 ** Filed Previously
*** To be filed with the Commission on Form T-1 within two business days following the offering of the debt securities represented thereby, pursuant to Rule 5b-3 promulgated under the Trust Indenture Act of 1939, as amended.

ITEM 17. UNDERTAKINGS

  (a) The undersigned registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    (2) That, for the purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  (d)  The undersigned registrant hereby undertakes that:

  (1) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
  (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

  (2) For the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (e) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ENGLEWOOD, STATE OF COLORADO, ON NOVEMBER 12, 1997.

                                          Mail-Well, Inc.

                                             /s/        *
                                          By: _________________________________
                                            Roger Wertheimer, as attorney-in-
                                            fact for
                                            Gerald F. Mahoney, Chief Executive
                                            Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                               POWER OF ATTORNEY

              SIGNATURE                        TITLE                 DATE



/s/        *                           Chairman of the
-------------------------------------  Board/ Chief              November 12,
Roger Wertheimer, as attorney-in-      Executive                  1997
fact for Gerald F. Mahoney             Officer/Director



/s/        *                           President and COO
-------------------------------------  American Mail-Well        November 12,
Roger Wertheimer, as attorney-in-      Envelope/ Director         1997
fact for Robert J. Terry



/s/        *                           Vice President/
-------------------------------------  Chief Financial           November 12,
Roger Wertheimer, as attorney-in-      Officer                    1997
fact for Paul V. Reilly



/s/        *                           Director
-------------------------------------                            November 12,
Roger Wertheimer, as attorney-in-                                 1997
fact for Frank J. Hevrdejs



/s/        *                           Director
-------------------------------------                            November 12,
Roger Wertheimer, as attorney-in-                                 1997
fact for Frank P. Diassi



/s/        *                           Director
-------------------------------------                            November 12,
Roger Wertheimer, as attorney-in-                                 1997
fact for J. Bruce Duty



/s/                                    Director
-------------------------------------                            November 12,
Roger Wertheimer, as attorney-in-                                 1997
fact for Jerome W. Pickholz



/s/                                    Director
-------------------------------------                            November 12,
Roger Wertheimer, as attorney-in-                                 1997
fact for W. Thomas Stevens

*By: /s/ Roger Wertheimer
Roger Wertheimer
Attorney-in-fact

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

                               INDEX TO EXHIBITS

 EXHIBIT NO.                              EXHIBITS
 -----------                              --------
    *1.1     Form of Underwriting Agreement for Equity Securities
   **1.2     Form of Underwriting Agreement for Convertible Subordinated Notes
    *4.1     Form of Senior Subordinated Debt Securities Indenture
   **4.2     Form of Indenture for the Convertible Subordinated Notes
   **4.3     Form of Certificate representing the Common Stock, par value $0.01 per share, of the Company--incorporated by reference from exhibit
             4.1 to the Company's Amendment No. 1 to Form S-3 filed on October
             29, 1997 (Reg. No. 333-35561)
   **4.4     The Company's Articles of Incorporation--incorporated by reference from exhibit 3(i) of the Company's Form 10-Q for the quarter ended
             June 30, 1997
   **4.5     Form of Indenture Supplement relating to the Convertible
             Subordinated Notes and form of Convertible Note (Exhibit A thereto)
     5.1     Legal Opinion of Rothgerber, Appel, Powers & Johnson LLP
    23.1     Consent of Rothgerber, Appel, Powers & Johnson LLP (contained in
             Exhibit 5.1)
  **23.2     Consent of Deloitte & Touche LLP
  **24.1     Power of Attorney
 ***25.1     Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of the trustee under the Senior Subordinated Debt
             Securities Indenture.
  **25.2     Form T-1 Statement of Eligibility under the Trust Indenture Act of
             1939, as amended, of the trustee under the Indenture for the
             Convertible Subordinated Notes.

--------
  * To be filed by amendment prior to effectiveness or incorporated by reference from a Current Report on Form 8-K prior to the offering of the securities represented thereby.
 ** Filed Previously
*** To be filed with the Commission on Form T-1 within two business days following the offering of the debt securities represented thereby, pursuant to Rule 5b-3 promulgated under the Trust Indenture Act of 1939, as amended.

                                     II-5